Ordinary Shares	12 Months Ended
Dec. 31, 2025
Ordinary shares
Ordinary shares
15. Ordinary Shares
In January 2023, the Company completed the offering of 15,344,000 ADSs at US$26.65 per ADS. The amount of net proceeds from such offering (after deducting all applicable costs and expenses including but not limited to selling commission) is approximately US$396.9 million (RMB2.7 billion).
The Company announced in March 2022 that its board of directors had authorized a share repurchase program, under which the Company may repurchase up to US$500.0 million of its ADSs for the next 24 months. The Company had repurchased a total of 2.6 million ADSs for a total cost of US$53.6 million as of December 31, 2022, and no
ADSs
had been repurchased during 2023.
In November 2024, the Company announced that its board of directors had approved a share repurchase program of up to US$200.0 million of its publicly traded securities over a
24-month
period. The Company had repurchased a total of 0.8 million and 6.2 million of the Company’s listed securities for a total cost of US$16.4 million and US$114.8 million during the years ended December 31, 2024 and 2025, with the remaining amount being approximately US$68.8 million as of December 31, 2025.